UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2021

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)

BARRETT GROWTH FUND

Annual Report

May 31, 2021

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GROWTH FUND

Letter to	Dear Shareholders,
Shareholders
May 31, 2021	The Twelve-Month Period in Review

The U.S. economy has bounced back meaningfully over the past several months.  Business activity, including but not limited to retail purchases, restaurant sales, and travel-related transactions, has shown significant improvement.  Americans are feeling less anxious about the pandemic and growing more comfortable with returning to work and school.  We expect economic output to not only recover to pre-pandemic levels but eventually exceed it as consumers draw from the elevated levels of savings on U.S. household balance sheets.  According to Moody’s, American consumers are collectively sitting on over $2.0 Trillion in excess savings from the pandemic.  As the recovery continues, the Bureau of Economic Analysis (BEA) forecasts the U.S. to achieve 6% real Gross Domestic Product (GDP) growth for 2021.  At the end of Q1, the same agency reported the U.S. grew 6.4% for the quarter, a rate comfortably ahead of projections.

The speed of the economic rebound has been encouraging but has also led to some growing concerns.  At the top of the list is not knowing if the economy will risk overheating and push inflation higher.  Most investors can appreciate that inflation is a common byproduct of economic expansions.  Thus, many are wondering whether excess price growth will impel the Federal Reserve to reconsider current monetary policy.

Inflation data has recently trended higher, but in our view, should begin to level off going into 2022.  We believe that a moderate inflation backdrop should be beneficial for equities, as pricing power leads to greater profits.  As the recovery evolves, we will continue to reassess.  Ultimately, we expect the Federal Reserve to fully communicate any plans to taper well before taking additional action.

Investment Outlook

We believe stocks should continue to outpace fixed income but caution there could be a few areas in the marketplace that appear ‘excessive’ and worth keeping an eye on.  As mentioned above, recent inflation is one such area, but we anticipate it should abate at some point in the near term.  With the total stock market, as measured by the S&P 500, trading at a forward price-to-earnings (P/E) ratio of 22x, one can argue valuations are also slightly excessive.  This deserves monitoring, but we would note that higher P/E ratios may have become the “new normal” given excessive liquidity and provided that monetary policy remains accommodative and does not surprise.  Additionally, we observe that the recent surge in Initial Public Offerings (IPO) has turned a bit excessive.  Many of the stock prices (relative to earnings power) for these new companies have inflated quickly and are at higher risk of reversing course.

Going forward, the U.S. recovery will continue to fuel corporate earnings growth but as inflation moves higher, investor preference may also shift towards companies that pay above average dividends and execute share buybacks.  Said differently, present-day cash flow could become more attractive versus future cash flow (i.e. growth).  Our investment discipline continues to focus on companies that can balance both aspects.

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Performance

The Fund generated a total return of +32.96% for the twelve-month period ended May 31, 2021.  In contrast, the S&P 500 appreciated +40.32%.  For the quarter ended May 31, 2021, the Fund appreciated 6.69% versus the benchmark up 10.72%.

The Fund’s overall performance has been robust since the stock market bottomed in March 2020.  Market momentum accelerated after last November’s presidential elections and even further into 2021 as Americans quickly received COVID-19 vaccinations.  The prospects of a reopening economy have tipped investor preferences toward cyclical / recovery stocks, in particular energy and banking companies.  Given that the Fund has an emphasis on growth-oriented companies, which are more apparent in Technology, Healthcare and Communication services sectors, performance for the Fund relatively lagged the benchmark on a year-to-date and 1 year basis.  We expect the reflation trade to moderate especially as the Fund’s holdings continue to demonstrate superior earnings growth through time.

Portfolio

We continue to rebalance the Fund’s holdings in a post-COVID-19 world.  To this point, we initiated purchase of Sysco, a global food distributor poised to benefit as restaurant activity rebounds.  The company’s profile concurs with our discipline to find companies that can grow but also return capital back to shareholders.  Sysco’s dividend yield, at 2.1%, reflects 51 years of consecutive dividend growth.  Separately, we added to existing positions, including Ares Management, Enersys and Roper, all of which should bode well in an economic expansion.

To fund these purchases, we trimmed a handful of stocks that have outperformed during the lockdown.  A few examples include Thermo Fisher, PayPal, Apple, Alphabet, and Danaher.  We also sold our entire position in Facebook, as concerns related to privacy issues have increased.  We view the inability for apps to freely share user data, unless permission is provided, as a risk.

In our opinion, the Fund consists of high-quality names.  There is reasonable diversification across sectors and geographies.  Compared to the S&P 500, the Fund was relatively overweight in the following sectors: Information Technology, Healthcare, and Consumer Discretionary.  Conversely, the portfolio was underweight in the Financials, Consumer staples and Energy sectors.

Thank you for your continued interest in the Barrett Growth Fund.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

The outlook, views, and opinions presented are those of the Adviser as of 05/31/2021. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

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Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

Price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The S&P 500 Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

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Fund at a Glance (Unaudited)

Top Ten Holdings – as of 5/31/2021
(Percent of Net Assets)*
Microsoft Corp.	6.45%
Amazon.com, Inc.	5.09%
PayPal Holdings, Inc.	5.04%
Apple, Inc.	5.01%
Visa, Inc. – Class A	4.08%
Alphabet, Inc. – Class C	3.81%
JPMorgan Chase & Co.	3.30%
Costco Wholesale Corp.	3.26%
Tetra Tech, Inc.	3.09%
Accenture PLC – Class A	2.83%

Sector Weightings – as of 5/31/2021
(Percent of Total Investments)*

*	Portfolio characteristics are as of May 31, 2021, and are subject to change at any time.

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Expense Example – May 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2020 – May 31, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2020 to
	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,097.00	$6.48
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.75	$6.24

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 5/31/2011.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

The Lipper Large-Cap Growth Funds Index® (“Lipper”) is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the (“Lipper”) Growth Funds category.

		Average Annual Total Returns as of May 31, 2021

		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	32.96%	19.14%	17.94%	13.09%
--■--	S&P 500® Index	40.32%	18.00%	17.16%	14.38%
–◆–	Lipper Large-Cap
	Growth Funds Index®	39.69%	22.44%	21.79%	15.90%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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Schedule of Investments
May 31, 2021

Shares		Value
	COMMON STOCKS - 97.61%

	Administrative and
	Support Services - 8.87%
1,750	FleetCor Technologies, Inc. (a)	$480,270
6,750	PayPal Holdings, Inc. (a)	1,755,135
8,000	TransUnion	856,000
		3,091,405

	Amusement, Gambling,
	and Recreation
	Industries - 2.56%
5,000	The Walt Disney Co. (a)	893,250

	Chemical
	Manufacturing - 11.48%
4,250	Ecolab, Inc.	914,090
3,000	Johnson & Johnson	507,750
8,000	Merck & Co., Inc.	607,120
1,250	Regeneron
	Pharmaceuticals, Inc. (a)	628,038
2,200	Vertex Pharmaceuticals,
	Inc. (a)	458,986
5,000	Zoetis, Inc.	883,400
		3,999,384

	Clothing and Clothing
	Accessories Stores - 2.62%
13,500	The TJX Companies, Inc.	911,790

	Computer and
	Electronic Product
	Manufacturing - 18.21%
100	Alphabet, Inc. - Class A (a)	235,685
551	Alphabet, Inc. - Class C (a)	1,328,770
14,000	Apple, Inc.	1,744,540
2,750	Danaher Corp.	704,385
1,500	NVIDIA Corp.	974,670
1,450	Roper Technologies, Inc.	652,514
1,500	Thermo Fisher Scientific, Inc.	704,250
		6,344,814

	Credit Intermediation and
	Related Activities - 9.85%
4,500	First Republic Bank	861,480
7,000	JPMorgan Chase & Co.	1,149,680
6,250	Visa, Inc. - Class A	1,420,625
		3,431,785

	Data Processing, Hosting
	and Related Services - 3.56%
6,000	Fidelity National Information
	Services, Inc.	893,880
2,000	Verisk Analytics, Inc.	345,660
		1,239,540

	Electrical Equipment,
	Appliance, and Component
	Manufacturing - 1.62%
6,000	EnerSys, Inc.	565,440

	Food Services and
	Drinking Places - 4.96%
3,500	McDonald’s Corp.	818,615
8,000	Starbucks Corp.	911,040
		1,729,655

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments (Cont’d)
May 31, 2021

Shares		Value

	General Merchandise
	Stores - 3.26%
3,000	Costco Wholesale Corp.	$1,134,810

	Insurance Carriers and
	Related Activities - 2.89%
6,000	Progressive Corp.	594,480
1,000	UnitedHealth Group, Inc.	411,920
		1,006,400

	Merchant Wholesalers,
	Nondurable Goods - 1.51%
6,500	Sysco Corp.	526,500

	Miscellaneous
	Manufacturing - 2.20%
3,000	Stryker Corp.	765,810

	Nonstore Retailers - 5.09%
550	Amazon.com, Inc. (a)	1,772,688

	Other Information
	Services - 2.46%
4,000	Alibaba Group Holding Ltd. -
	ADR (a)	855,840

	Professional, Scientific, and
	Technical Services - 5.92%
3,500	Accenture PLC - Class A (b)	987,560
9,000	Tetra Tech, Inc.	1,075,230
		2,062,790

	Publishing Industries
	(except Internet) - 9.05%
1,800	Adobe Systems, Inc. (a)	908,244
9,000	Microsoft Corp.	2,247,120
		3,155,364

	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 1.50%
9,500	Ares Management Corp.	524,210
	Total Common Stocks
	Cost ($12,684,861)	34,011,475

	SHORT-TERM INVESTMENTS - 2.41%

	Money Market Funds - 2.41%
841,228	Fidelity Investments
	Government Portfolio -
	Class I, 0.010% (c)	841,228
	Total Short-Term Investments
	Cost ($841,228)	841,228
	Total Investments
	(Cost $13,526,089) - 100.02%	34,852,703
	Liabilities in Excess
	of Other Assets - (0.02)%	(8,978)
	Total Net Assets - 100.00%	$34,843,725

ADR	American Depository Receipt
Ltd.	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of May 31, 2021.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
May 31, 2021

ASSETS
Investments, at value (cost $13,526,089)	$34,852,703
Dividends and interest receivable	20,260
Other assets	14,166
Total assets	34,887,129

LIABILITIES
Payable to affiliates	20,699
Payable to Adviser	7,110
Payable for distribution fees	6,852
Accrued expenses and other liabilities	8,743
Total liabilities	43,404

NET ASSETS	$34,843,725

NET ASSETS CONSIST OF:
Paid-in capital	$10,591,209
Total distributable earnings	24,252,516
Net Assets	$34,843,725

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,150,161

Net asset value, redemption price and offering price per share	$30.29

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Year Ended May 31, 2021

INVESTMENT INCOME
Dividend income(1)	$291,042
Interest income	123
Total Investment Income	291,165

EXPENSES
Advisory fees	329,039
Administration fees	56,852
Distribution fees	36,516
Fund accounting fees	27,970
Legal fees	26,065
Federal and state registration fees	23,913
Transfer agent fees	23,851
Audit and tax fees	17,498
Chief Compliance Officer fees and expenses	15,001
Trustees’ fees	12,263
Reports to shareholders	8,090
Custody fees	5,640
Insurance fees	2,458
Other expenses	1,629
Total expenses	586,785
Less waivers and reimbursement by Adviser (Note 4)	(179,335)
Net expenses	407,450

Net Investment Loss	(116,285)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	4,592,344
Change in net unrealized appreciation on investments	4,665,849
Net realized and unrealized gain on investments	9,258,193
Net increase in net assets from operations	$9,141,908

(1)	Net of $160 of issuance fees.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
FROM OPERATIONS
Net investment loss	$(116,285)	$(61,675)
Net realized gain on investments	4,592,344	587,348
Net change in unrealized appreciation on investments	4,665,849	4,661,917
Net increase in net assets from operations	9,141,908	5,187,590

FROM DISTRIBUTIONS
Net dividends and distributions	(2,195,275)	(727,034)
Net decrease in net assets resulting from distributions paid	(2,195,275)	(727,034)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,592,804	1,024,428
Net asset value of shares issued to shareholders
in payment of distributions declared	2,195,275	725,790
Cost of share redeemed	(6,455,995)	(1,824,719)
Net decrease in net assets resulting
from capital share transactions	(2,667,916)	(74,501)

TOTAL INCREASE IN NET ASSETS	4,278,717	4,386,055

NET ASSETS
Beginning of year	30,565,008	26,178,953
End of year	$34,843,725	$30,565,008

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for each period are as follows:

	Years Ended May 31,
	2021		2020	2019	2018	2017
NET ASSET VALUE
Beginning of year	$24.34		$20.81	$20.30	$18.10	$15.78

OPERATIONS
Net investment income (loss)(1)	(0.10)		(0.05)	(0.02)	(0.01)	0.05
Net realized and unrealized
gains on securities	7.99		4.15	1.17	3.12	2.29
Total from investment operations	7.89		4.10	1.15	3.11	2.34

LESS DISTRIBUTIONS
Distributions from net investment income	—		—	—	(0.05)	(0.02)
Distributions from net realized
gains on investments	(1.94)		(0.57)	(0.64)	(0.86)	—
Total distributions paid	(1.94)		(0.57)	(0.64)	(0.91)	(0.02)

NET ASSET VALUE
End of year	$30.29		$24.34	$20.81	$20.30	$18.10

Total return	32.96%		19.82%	6.17%	17.51%	14.82%

Net assets at end of year (000s omitted)	$34,844		$30,565	$26,179	$25,753	$21,826

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	1.78%		1.81%	1.81%	1.90%	2.00%
After expense reimbursement	1.24	%(2)	1.25%	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS
Before expense reimbursement	(0.89)%		(0.77)%	(0.64)%	(0.71)%	(0.45)%
After expense reimbursement	(0.35)%		(0.21)%	(0.08)%	(0.06)%	0.30%
Portfolio turnover rate	6%		20%	16%	20%	39%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
(2)	Effective April 30, 2021, the expense cap was decreased from 1.25% to 1.00%, excluding 12b-1 fees.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
May 31, 2021

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”) began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

2.	Significant	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These
	Accounting	policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Policies
a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is

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being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded.  Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.  Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

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FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$34,011,475	$—	$—	$34,011,475
Total Equity	34,011,475	—	—	34,011,475
Short-Term Investments	841,228	—	—	841,228
Total Investments in Securities	$34,852,703	$—	$—	$34,852,703

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the year. For the year ended May 31, 2021, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

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As of and during the year ended May 31, 2021, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2018.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains, if any, at least annually typically during the month of December.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The Fund may make additional distributions if it deems it desirable at another time during the year.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

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3.	Federal Tax	The tax character of distributions paid by the Fund during the years ended May 31, 2021 and May 31, 2020 was as follows:
Matters
	May 31, 2021	May 31, 2020
Ordinary Income	$—	$—
Long-Term Capital Gain	$2,195,275	$727,034

The components of distributable earnings on a tax basis as of May 31, 2021 were as follows:

Cost basis of investments for federal
income tax purposes	$13,526,089
Gross tax unrealized appreciation	$21,398,827
Gross tax unrealized depreciation	(72,213)
Net tax unrealized appreciation	21,326,614
Undistributed ordinary income	—
Undistributed long-term capital gain	2,969,965
Distributable earnings	2,969,965
Other accumulated losses	(44,063)
Total distributable earnings	$24,252,516

At May 31, 2021, the Fund deferred, on a tax basis, late year losses of $44,063.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  The permanent tax differences relate to net operating losses.  For the year ended May 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

Total Distributable Earnings	$97,102
Paid-In Capital	$(97,102)

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 28, 2021, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short

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positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  Prior to April 30, 2021, the Adviser had agreed to waive its management fees and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation), did not exceed 1.25% of the Fund’s average daily net assets.  For the year ended May 31, 2021, the Fund waived expenses of $179,335 which were reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed; provided, however, that the Adviser shall only be entitled to recoup such amounts for up to three years from the date such fees and expenses were waived or reimbursed, if such recoupment will not cause the Fund to exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Limitation Cap in place at the time of the recoupment.  During the year ended May 31, 2021, $153,043 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

May 31, 2022	$145,867
May 31, 2023	$163,293
May 31, 2024	$179,335

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (“Quasar” or the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended May 31, 2021, the Fund incurred expenses of $36,516 pursuant to the 12b-1 Plan.  As of May 31, 2021, the Fund owed the Distributor $6,852 in fees. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, an affiliate of Fund Services, serves as

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the Fund’s custodian. Fees and expenses incurred for the year ended May 31, 2021, and owed as of May 31, 2021 were as follows:

	Incurred	Owed
Administration	$56,852	$9,066
Fund accounting	$27,970	$4,663
Transfer agency	$23,851	$3,595
Custody	$5,640	$874

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the year ended May 31, 2021, the Fund was allocated $15,001 of the Trust’s Chief Compliance Officer fee.  At May 31, 2021, the Fund owed fees of $2,501 for the Chief Compliance Officer’s services.

7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions
	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
Shares Sold	57,322	45,755
Shares Reinvested	77,544	30,793
Shares Redeemed	(240,689)	(78,455)
Net Decrease	(105,823)	(1,907)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2021, were $2,078,453 and
$6,985,831, respectively. For the year ended May 31, 2021, there were no purchases or sales of U.S. government securities for the Fund.

9.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2021, Charles Schwab & Co., Inc., held 33.84% of the Barrett Growth Fund’s outstanding shares.

10.	Change of Adviser
On March 11, 2021, CI US Holdings, Inc. and CI Financial Corp. (collectively “CI Financial”) announced it entered into an agreement with Barrett Asset Management (“Barrett”), the investment adviser to the Fund, under the terms of which CI Financial acquired a majority interest in Barrett (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer resulted in an “assignment” of the investment advisory agreement between Barrett and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the investment advisory agreement.

In anticipation of the Transaction, at a meeting of the Board of Trustees of the Trust (the “Board”) held on April 15, 2021, the Board approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory

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agreement with Barrett.  The interim investment advisory agreement is effective April 30, 2021 and, pursuant to Rule 15a-4 of the 1940 Act, will remain effective for up to 150 days or until Fund shareholders approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, at a special meeting of shareholders on August 3, 2021.  Detailed information about the interim investment advisory agreement, the proposed new investment advisory agreement and the transfer of the investment advisory responsibilities in connection with the solicitation of shareholder approval of the new investment advisory agreement was mailed to Fund shareholders on or about June 30, 2021.

11.	Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector and rising unemployment claims and reduced consumer spending. The recovery from the lasting effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

12.	Subsequent Event
On June 30, 2021, Foreside Financial Group, LLC (“Foreside”), the ultimate parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, and Lovell Minnick Partners, LLC (“LMP”) announced they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in Foreside, and LMP will exit its investment in Foreside. The transaction is anticipated to close, subject to any necessary governmental and regulatory approvals, in the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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Report of	To the Shareholders of Barrett Growth Fund and
Independent	Board of Trustees of Trust for Professional Managers
Registered
Public	Opinion on the Financial Statements
Accounting
Firm
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2021

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Barrett Asset Management, LLC (“Barrett”), the investment adviser to the Barrett Growth Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Barrett as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Compliance Officer, Head Trader and Associate Managing Director. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

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BASIS FOR TRUSTEES’ APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT ADVISORY AGREEMENT

In connection with a proposed change in control of the Barrett Asset Management, LLC (the ”Adviser”), the Board of Trustees of the Trust met on April 15, 2021 to consider the approval of an interim advisory agreement under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interim Investment Advisory Agreement”) and a new investment advisory agreement (the “New Investment Advisory Agreement”), between the Trust, on behalf of the Fund, a series of the Trust, and the Adviser.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Interim Investment Advisory Agreement, the New Investment Advisory Agreement interim operating expense limitation agreement and new operating expense limitation agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a copy of the Adviser’s code of ethics) and other pertinent information.

The Trustees also received information periodically throughout the year that was relevant to the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of E. Wells Beck and Owen W. Gilmore, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the

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implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND

The Trustees discussed the performance of the Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the S&P 500® Index, and in comparison to a peer group of U.S. open-end large growth funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed equity only accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted the Fund’s performance for each of the quarter, one-year, three-year, five-year and ten-year periods ended March 31, 2021 was below the Morningstar Peer Group median.  The Trustees noted the Fund outperformed the S&P 500® Index for the three-year and five-year periods ended March 31, 2021, but that the Fund’s performance lagged the S&P 500® Index for the quarter, one-year, ten-year and since inception periods ended March 31, 2021.  The Trustees reviewed the Fund’s performance relative to the Adviser’s composite of other separately-managed equity only accounts managed with investment strategies substantially similar to the Fund and noted the Adviser attributed any differences in performance for the periods reviewed to the Fund’s more growth-oriented investment strategy, specific stock selection and higher concentration of holdings in the Fund’s portfolio.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICE AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed relevant financial information of the Adviser.  The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, as well as the Fund’s brokerage practices.  These considerations were based on materials requested by the Trustees and the Fund’s administrator in advance of the Meeting.

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The Trustees noted that the Fund’s contractual management fee of 1.00% ranked above the Morningstar Peer Group average of 0.73%.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements and excluding the Fund’s Rule 12b-1 plan fee) of 1.00% ranked slightly above the Morningstar Peer Group average of 0.96% (which excludes Rule 12b-1 plan fees).  The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts and another registered mutual fund managed by the Adviser.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

The Trustees then noted the Interim Investment Advisory Agreement and the New Investment Advisory Agreement contained the identical fee structure as the existing investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund for the period that the Interim Investment Advisory Agreement is in place under an interim operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, and, in addition, for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees to be paid to the Adviser under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit to be realized from sponsoring the Fund was not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded the proposed fee structure under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

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5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable.  The Board therefore determined that the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

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NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 0.00% of its ordinary income distribution for the year ended May 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2021, 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Code for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-363-6333.

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INDEPENDENT TRUSTEES

Michael D. Akers, Ph.D.	Trustee	Indefinite	22	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		August 22,		(June 2019–present),	MUTUALS
Year of Birth: 1955		2001		Professor, Department	(an open-end
				of Accounting	investment
				(2004–May 2019), Chair,	company)
				Department of	(2001–2021).
Accounting (2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	22	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline	Trustee, USA
Milwaukee, WI 53202		August 22,		company) (1986–present).	MUTUALS
Year of Birth: 1956		2001			(an open-end
investment
company)
(2001–2021).

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			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger*	Chairperson	Indefinite	22	President (2017–present),	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		Chief Operating Officer	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		(2016–2020), Executive	end investment
Year of Birth: 1962		2001		Vice President	company)
				(1994–2017), U.S. Bancorp	(2003–2017);
				Fund Services, LLC.	Trustee, USA
MUTUALS
(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,		(2004–present).
Year of Birth: 1957	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,		(2002–present).
Year of Birth: 1974	and Principal	2013
Financial and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Compliance	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer,	Since		(February 2017–present); Vice
Year of Birth: 1985	Vice	July 1,		President and Assistant CCO,
	President and	2017		Heartland Advisors, Inc.
	Anti-Money			(December 2016–January 2017);
	Laundering			Vice President and CCO,
	Officer			Heartland Group, Inc.
(May 2016–November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016–November 2016),
Heartland Advisors, Inc.

BARRETT

GROWTH FUND

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the Past	During the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		July 22,		LLC (2019–present); Partner,
Year of Birth: 1970		2019		Practus, LLP (2018–2019);
Counsel, Drinker Biddle &
Reath LLP (2016–2018).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,		Services, LLC
Year of Birth: 1987		2015		(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,		Services, LLC
Year of Birth: 1987		2015		(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 20,		Services, LLC
Year of Birth: 1985		2018		(2007–present).
________
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

BARRETT

GROWTH FUND

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Part F of Form N-PORT. Shareholders may view the Part F of Form N-PORT reports on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

 (This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2021	FYE 5/31/2020
(a) Audit Fees	$14,500	$14,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,000	$2,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2021	FYE 5/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2021	FYE 5/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    August 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    August 9, 2021

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    August 9, 2021

* Print the name and title of each signing officer under his or her signature.